Exhibit 99.3

PRO-CLEAN OF ARIZONA, INC.

BALANCE SHEETS
MARCH 31, 2011 AND DECEMBER 31, 2010

	(Unaudited)	(Audited)
	March 31,	December 31,
	2011	2010

ASSETS
Current assets
Cash and cash equivalents	$400	$400
Accounts receivable, net of allowance — Note 2	1,641,194	1,270,057
Inventory	1,247,212	1,203,319
Prepaid expenses and other current assets	74,659	98,866

Total current assets	2,963,465	2,572,642

Property and equipment, net — Note 3	1,389,750	1,184,112

Other assets
Goodwill — Note 4	413,295	413,295
Intangible assets — net of amortization — Note 4	120,000	132,000

	$4,886,510	$4,302,049

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$1,536,679	$1,219,639
Accrued expenses and other current liabilities	200,765	151,982
Stockholder loan — Note 6	739,050	746,965
Long-term debt, current portion — Note 5	858,099	737,236

Total current liabilities	3,334,593	2,855,822

Long-term debt, less current portion — Note 5	609,659	589,834

Commitments and contingencies — Note 7	—	—

Stockholders’ equity
Common stock, $1.00 par value, authorized 1,000,000 shares, 25,500 shares issued and outstanding at March 31, 2011	25,500	25,500
Retained earnings	916,758	830,893

	942,258	856,393

	$4,886,510	$4,302,049

See Notes to Financial Statements

PRO-CLEAN OF ARIZONA, INC.

STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2011 AND 2010

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2011	2010

Revenue
Products and services	$4,975,275	$4,716,614

Costs and Expenses
Cost of sales	2,311,315	2,158,101
Selling, general and administrative	2,432,710	2,306,373
Depreciation and amortization	119,187	85,468

Total costs and expenses	4,863,212	4,549,942

Income from Operations	112,063	166,672

Other Income (Expense)
Interest expense	(26,271)	(28,122)
Other income	73	8,400

Total other income (expense)	(26,198)	(19,722)

Net Income	$85,865	$146,950

See Notes to Financial Statements

PRO-CLEAN OF ARIZONA, INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY
THREE MONTHS ENDED MARCH 31, 2011

	Common Stock		Retained
	Shares	Amount	Earnings	Total

Balance as of December 31, 2009	25,500	$25,500	$632,103	$657,603
Net income			146,950	146,950

Balance as of March 31, 2010	25,500	25,500	779,053	804,553
Distributions			(100,000)	(100,000)
Net income			151,840	151,840

Balance as of December 31, 2010	25,500	25,500	830,893	856,393
Net income			85,865	85,865

Balance as of March 31, 2011	25,500	$25,500	$916,758	$942,258

See Notes to Financial Statements

PRO-CLEAN OF ARIZONA, INC.

STATEMENTS OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2011 AND 2010

	Three Months	Three Months
	Ended	Ended
	March 31, 2011	March 31, 2010

Cash provided by operating activities
Net income	$85,865	$146,950
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	124,682	90,963
Loss on disposal of property and equipment	3,425	9,170
Provision for doubtful accounts	10,472	7,539
Changes in working capital components:
Accounts receivable	(381,609)	31,604
Inventory	(43,893)	(123,595)
Prepaid expenses and other assets	24,207	4,593
Accounts payable and accrued expenses	365,824	216,971

Cash provided by operating activities	188,973	384,195

Cash used in investing activities
Purchases of property and equipment	(321,745)	(95,681)

Cash used in investing activities	(321,745)	(95,681)

Cash provided by (used in) financing activities
Net (repayments) borrowings to stockholder	(7,915)	43,348
Net borrowings (repayments) on long-term debt	140,687	(163,434)

Cash provided by (used in) financing activities	132,772	(120,086)

Net change in cash and cash equivalents	—	168,428
Cash and cash equivalents at beginning of period	400	68,413

Cash and cash equivalents at end of period	$400	$236,841

See Notes to Financial Statements

PRO-CLEAN OF ARIZONA, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 —	BUSINESS DESCRIPTION

Pro-Clean of Arizona, Inc. (the “Company”), established in 1976 and headquartered in Phoenix, Arizona, provides cleaning and sanitizing solutions to its customers located in Arizona, California, Nevada, New Mexico and Texas. These services primarily include warewashing, housekeeping, laundry and general cleaning, as well as leasing dish machines to customers. The Company manufactures many of its cleaning products in its Phoenix plant and serves its customers in a wide range of end-markets, with a particular emphasis on the foodservice and hospitality industries.

NOTE 2 —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all cash accounts and all highly liquid short-term investments purchased with an original maturity of three months or less to be cash or cash equivalents. As of March 31, 2011 and December 31, 2010, the Company did not have any investments with maturities greater than three months. As a result of the Company’s cash management system, checks issued but not presented to the bank for payment may create negative book cash balances. Such negative balances are included in trade accounts payable and totaled $150,167 and $13,959 at March 31, 2011 and December 31, 2010, respectively.

Accounts Receivable

Accounts receivable consist of amounts due from customers for product sales and services. Accounts receivable are reported net of an allowance for doubtful accounts. The allowance is management’s best estimate of uncollectible amounts and is based on a number of factors, including overall credit quality, age of outstanding balances, historical write-off experience and specific account analysis that projects the ultimate collectability of the outstanding balances. As of March 31, 2011 and December 31, 2010, the allowance was $48,000.

Inventory

Inventories consisting of manufactured goods, raw materials, purchased goods, and parts are stated at the lower of cost or market determined using the first in-first out (FIFO) cost method.

Property and Equipment

Property and equipment is stated at cost, less accumulated depreciation and amortization. Depreciation and amortization is provided using the straight-line method over the estimated useful lives of individual assets or classes of assets as follows:

Office Equipment and Furniture	5 years
Machinery and Equipment	5 – 10 years
Leasehold Improvements	Life of lease
Vehicles	5 years

When an asset is sold or otherwise disposed, the related cost and accumulated depreciation or amortization are removed from the respective accounts and the gain or loss is recognized. Maintenance and repairs are charged to expense when incurred.

Goodwill and Other Intangible Assets

The Company accounts for goodwill and other intangible assets under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 350, “Intangibles-Goodwill and Other” under which intangible assets are recorded at cost. The cost of acquisitions in excess of the fair value of the

PRO-CLEAN OF ARIZONA, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

identifiable net assets acquired is recorded as goodwill. The fair value of the identifiable intangible assets consisting of non-competition agreements and customer relationships are estimated based upon discounted future cash flow projections. Those identifiable intangible assets with a determinable estimated life are amortized on a straight-line basis over their estimated lives. Intangible assets with an indefinite life are not subject to amortization. Non-competition and customer relationship intangibles are being amortized over five years. These assets are evaluated at least annually for impairment in accordance with FASB ASC 350-30-35-1 “Subsequent Measurement”.

Long-lived Assets

In accordance with FASB ASC 360-10-35 “Impairment or Disposal of Long-lived Assets”, losses related to the impairment of long-lived assets are recognized when the carrying amount is not recoverable and exceeds its fair value. When facts and circumstances indicate that the carrying values of long-lived assets may be impaired, management of the Company evaluates recoverability by comparing the carrying value of the assets to projected future cash flows, in addition to other qualitative and quantitative analyses.

Revenue Recognition

Revenue from product sales and services is recognized when the services are performed or the products are delivered to the customer, provided that persuasive evidence of a sales arrangement exists, both title and risk of loss have passed to the customer, and collection is reasonably assured.

Income Taxes

Effective July 1, 2003, the Company’s stockholders elected that the corporation be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under this provision, the stockholders are taxed on their proportionate share of the Company’s taxable income. As a Subchapter S corporation, the Company bears no liability or expense for income taxes.

FASB ASC 740-10, “Income Taxes”, clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the balance sheet. It also provides guidance on derecognition, measurement and classification of amounts related to uncertain tax positions, accounting for and disclosure of interest and penalties, accounting in interim period disclosures and transition relating to the adoption of new accounting standards. Under FASB ASC 740-10, the recognition for uncertain tax positions should be based on a more likely than not threshold that the tax position will be sustained upon audit. The tax position is measured as the largest amount of benefit that has a greater than fifty percent probability of being realized upon settlement. Management has determined that adoption of this topic has had no effect on the Company’s balance sheet.

Fair Value of Financial Instruments

At March 31, 2011 and December 31, 2010, the Company did not have any outstanding financial derivative instruments. The carrying amounts of cash and accounts receivable approximate fair value due to the short maturity of these instruments. The fair value of the Company’s long-term debt, estimated based on the current borrowing rates available to the Company for bank loans with similar terms and maturities, approximates the carrying value of these liabilities.

Segment Information

FASB ASC 280, “Segment Reporting,” establishes standards for reporting information regarding operating segments in annual financial statements. Operating segments are identified as components of an enterprise for

PRO-CLEAN OF ARIZONA, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

which separate discrete financial information is available for evaluation by the chief operating decision-maker, or decision-making group in making decisions on how to allocate resources and assess performance.

The Company manages, allocates resources and reports in one business segment. The Company’s chief operating decision-maker, as defined under FASB ASC 280, is the Company’s President. Based on the information reviewed by its president, the Company operates in one business segment.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates and such differences could affect the results of operations reported in future periods.

NOTE 3 —	PROPERTY AND EQUIPMENT

Property and equipment as of March 31, 2011 and December 31, 2010 consist of the following:

	(unaudited)	(audited)
	March 31,	December 31,
	2011	2010

Office equipment and furniture	$250,411	$221,857
Machinery and equipment	2,747,118	2,584,775
Leasehold improvements	39,735	39,735
Vehicles	454,583	328,717

	3,491,847	3,175,084
Less: accumulated depreciation	(2,102,097)	(1,990,972)

	$1,389,750	$1,184,112

Depreciation expense for the three months ended March 31, 2011 and 2010 is $112,682 and $73,468 respectively, of which $5,494 is included in cost of sales.

NOTE 4 —	GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill and other intangible assets were recorded on the September 2008 purchase of substantially all the assets of a corporation specializing in food service sanitation and related products and supplies. The transaction was recorded under FASB Statement of Financial Accounting Standards No. 141 “Business Combinations”. Purchase consideration exceeding the fair market value of tangible and intangible assets by $413,295 was recorded as goodwill. No impairment losses were recognized through March 31, 2011. Separately identifiable intangible assets related to this acquisition included customer relationships and a non-

PRO-CLEAN OF ARIZONA, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

competition agreement, both with estimated lives of five years. Intangible assets as of March 31, 2011 and December 31, 2010 consist of the following:

	(unaudited)	(audited)
	March 31,	December 31,
	2011	2010

Customer relationships	$120,000	$120,000
Non-competition agreements	120,000	120,000

	240,000	240,000
Less: accumulated amortization	(120,000)	(108,000)

	$120,000	$132,000

Amortization expense for the three months ended March 31, 2011 and 2010 was $12,000.

At March 31, 2011, projected aggregate annual amortization expense is as follows:

Twelve Months Ending
March 31, 2012	$48,000
March 31, 2013	48,000
March 31, 2014	24,000

$120,000

NOTE 5 —	LONG-TERM DEBT

Long-term debt as of March 31, 2011 and December 31, 2010 consists of the following:

	(unaudited)	(audited)
	March 31,	December 31,
	2011	2010

Line of credit agreement, as amended, dated September 16, 2010. Interest is payable monthly with the principal amount due in November 2011. Interest rate of 5.00 percent at March 31, 2011	$475,000	$400,000
Notes payable on company vehicles and equipment dated 2009 through 2011, due in monthly installments totaling $13,049 including weighted average interest of 6.56 percent, maturing through 2013, collateralized by vehicles and equipment costing $474,826	368,278	242,128
Notes payable to a financial institution under various promissory note agreements, due in monthly installments at March 31, 2011 in aggregate of $9,035, maturing at various times through March 2013. Interest is payable monthly at a weighted average interest rate of 7.33 percent at March 31, 2011	176,682	200,249
Note payable to owners of a company acquired, dated September 30, 2008, maturing October 1, 2013 with monthly payments of $12,377. Interest rate imputed at 5.16 percent	360,132	390,745
Note payable to former stockholder related to sale of shares dated July 27, 2004, maturing June 27, 2014, with monthly payments of $2,401. Interest rate at 4.00 percent	87,666	93,948

	1,467,758	1,327,070
Current portion	(858,099)	(737,236)

Long-term portion	$609,659	$589,834

PRO-CLEAN OF ARIZONA, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

As of March 31, 2011, principal payments due on long-term debt are as follows:

Twelve Months Ending
March 31, 2012	$858,099
March 31, 2013	404,459
March 31, 2014	194,441
March 31, 2015	10,759
Thereafter	—

$1,467,758

In September 2010, the Company amended its revolving line of credit with a financial institution to raise its maximum borrowing up to $475,000 and extend the line through November 10, 2011. Interest is payable monthly at the greater of Prime plus one percent or five percent. The line of credit is collateralized by substantially all assets of the Company and is guaranteed by stockholders of the Company. The principal balance outstanding as of March 31, 2011 and December 31, 2010 is $475,000 and $400,000, respectively.

In September 2008, the Company purchased substantially all the assets of a corporation (see Note 4). Included in the purchase consideration are monthly payments of $7,799 through October 2013 under a consulting agreement to the former owner as well as payments of $4,578 per month through October 2013 representing the excess amount of rent payments over fair market value being paid to the former owner. The initial principal value of these notes at September 30, 2008 was $653,295. Interest was imputed at the Company’s borrowing rate at the time of 5.16 percent. The principal balance remaining on these notes as of March 31, 2011 and December 31, 2010 is $360,132 and $390,745, respectively.

NOTE 6 —	STOCKHOLDER LOAN

The stockholder loan consists of various cash advances by a stockholder to the Company. Interest is compounded monthly at a rate of 5.50 percent. The principal balance due on this loan at March 31, 2011 and December 31, 2010 is $739,050 and $746,965, respectively. The loan was subsequently repaid in full in May 2011.

NOTE 7 —	COMMITMENTS AND CONTINGENCIES

The Company leases its headquarters and other facilities, equipment, and vehicles under operating leases that expire at varying times through 2014. Future minimum lease payments for operating leases that had initial or remaining non-cancelable lease terms in excess of one year as of March 31, 2011 are as follows:

Twelve Months Ending
March 31, 2012	$484,050
March 31, 2013	169,176
March 31, 2014	74,216
March 31, 2015	12,797
Thereafter	—

$740,239

Total rent expense for operating leases, including those with terms of less than one year is $176,653 and $200,376 for the three months ended March 31, 2011 and 2010, respectively.

PRO-CLEAN OF ARIZONA, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

NOTE 8 —	EMPLOYEE BENEFIT PLAN

The Company has a 401(k) plan which covers substantially all employees. Plan participants can make voluntary contributions of up to $16,500 of compensation for 2010, subject to certain limitations. Under this plan, the Company may make matching, profit sharing or safe harbor contributions into the Plan at the discretion of management. No contributions were made for the period ended March 31, 2011 and 2010.

NOTE 9 —	SUPPLEMENTAL FINANCIAL INFORMATION

Supplemental Disclosure of Cash Flow Information

Supplemental cash flow information with respect to the year ended March 31, 2011 and 2010 is as follows:

Cash paid for:
Interest	$28,314	$25,296

Advertising

The company expenses advertising costs as incurred. Advertising expenses for the period ended March 31, 2011 and 2010 are approximately $74,758 and $64,194, respectively.

NOTE 10 —	SUBSEQUENT EVENTS

The Company evaluated all events and transactions through July 12, 2011, the date these financial statements were issued. During this period, there were no material recognizable or non-recognizable subsequent events except for the following:

Effective April 30, 2011, the Company entered into an asset purchase agreement under which it sold certain assets and liabilities of the Company to Swisher Hygiene Inc. Assets sold included substantially all inventory and supplies, accounts receivable, property and equipment, rights under contracts, deposits and prepaid expenses, customer lists, and other intangible assets. Liabilities assumed by the purchaser included accounts payable, accrued expenses, obligations under customer contracts, and certain notes payable.